UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2004

NORTHWEST PIPELINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7414	87-0269236

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Chipeta Way, Salt Lake City, Utah	84108

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-583-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
Copy of Press Release

Item 8.01 Other Events.

On November 29, 2004, The Williams Companies, Inc. (“Williams”), the indirect parent company of Northwest Pipeline Corporation, announced the filing of an application with the Federal Energy Regulatory Commission requesting authorization to construct and operate an estimated $333 million project to replace capacity on its Northwest Pipeline in western Washington.

A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

     (a) None

     (b) None

     (c) Exhibits

Exhibit 99.1	Copy of press release dated November 29, 2004, publicly reporting the matters discussed herein, furnished pursuant to Item 8.01.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Northwest Pipeline Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST PIPELINE CORPORATION
Date: December 1, 2004	/s/ Brian K. Shore
	Name:	Brian K. Shore
	Title:	Secretary

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 99.1	Copy of press release dated November 29, 2004, publicly reporting the matters discussed herein, furnished pursuant to Item 8.01.

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